UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
December 1, 2008

Kronos International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-100047	22-2949593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 1, 2008 but effective October 1, 2008, the registrant and Kronos Worldwide, Inc., a Delaware corporation and the sole stockholder of the registrant (“Kronos Worldwide”), entered into (collectively, the “Amended and Restated Promissory Notes”):

•
a first amended and restated promissory note dated October 1, 2008 in the original principal amount of €65 million payable to the order of the registrant and executed by the registrant and Kronos Worldwide, which note amended and restated the promissory note dated October 12, 2004 in same original principal amount and payable to the order of the registrant and executed by Kronos Worldwide as the maker of the note (such original promissory note is referred to as the “Original €65 Million Promissory Note”); and

•
a first amended and restated promissory note dated October 1, 2008 in the original principal amount of €98,094,875.00 payable to the order of the registrant and executed by the registrant and Kronos Worldwide, which note amended and restated the promissory note dated November 26, 2004 in same original principal amount and payable to the order of the registrant and executed by Kronos Worldwide as the maker of the note (such original promissory note is collectively with the Original €65 Million Promissory Note referred to as the “Original Promissory Notes”).

Other than the principal amounts and dates of the notes, the terms of the Original Promissory Notes were essentially the same.  Both Original Promissory Notes:

•	bore an annual rate of interest of 9.25% on the unpaid principal balances;

•	bore an annual rate of interest of 12% on past due principal and interest;

•	allowed for prepayment without penalty;

•	allowed for a right of offset by the registrant against amounts that may be due by the registrant to Kronos Worldwide;

•	were unsecured;

•	required quarterly interest payments; and

•	had maturity dates of December 31, 2010.

The Amended and Restated Notes, among other things:

•	amended, restated and replaced the Original Promissory Notes;

•	removed the requirements for quarterly interest payments; and

•	extended the maturity dates to December 31, 2013.

Other than as noted above, the terms of the Amended and Restated Notes are substantially identical to the terms of the Original Promissory Notes.

The descriptions of the Original Promissory Notes in this current report are qualified in their entirety by the actual terms of such notes, which are incorporated herein by reference to Exhibits 10.27 and 10.28 of the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed by the registrant with the U.S. Securities and Exchange Commission on March 30, 2005.  The descriptions of the Amended and Restated Promissory Notes in this current report are qualified in their entirety by the actual terms of such notes, which are incorporated herein by reference to Exhibits 10.1 and 10.2 filed with this current report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

10.1*
First Amended and Restated Promissory Note dated October 1, 2008 in the original principal amount of €65 million payable to the order of Kronos International, Inc. and executed by Kronos International, Inc. and Kronos Worldwide, Inc.

10.2*
First Amended and Restated Promissory Note dated October 1, 2008 in the original principal amount of €98,094,875.00 payable to the order of Kronos International, Inc. and executed by Kronos International, Inc. and Kronos Worldwide, Inc.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kronos International, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: December 2, 2008	Gregory M. Swalwell, Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Item No.	Description

10.1*
First Amended and Restated Promissory Note dated October 1, 2008 in the original principal amount of €65 million payable to the order of Kronos International, Inc. and executed by Kronos International, Inc. and Kronos Worldwide, Inc.

10.2*
First Amended and Restated Promissory Note dated October 1, 2008 in the original principal amount of €98,094,875.00 payable to the order of Kronos International, Inc. and executed by Kronos International, Inc. and Kronos Worldwide, Inc.

*	Filed herewith.